EXHIBIT 99.6

Equity One 2004-2, Term
Prepared for Prudential
Assumptions
50% Loss Severity, 18 Months Lag, Servicer Advances         100% PPC (Voluntary)
Fixed: 90 % PPC                                             Fixed-22 HEP
Arm: 125% PPC                                               Arm- 28CPR
                                                            Defaults are on top
                                                                of prepayments




Forward Libor      To Call
-------------      ------------------------------------------------------------------------
                               Aa2 / AA / AA            A2 / A / A+            A3 / A- / A
                                   Class M-1              Class M-2              Class M-3

   Break CDR                          17.497                 11.377                 10.186
   Cum Loss          123,144,831.92 (17.59%) 90,753,975.99 (12.96%) 83,526,236.58 (11.93%)
                   ------------------------------------------------------------------------


                   ----------------------------------------------------------------------
                          Baa1 / BBB+ / A-      Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                 Class M-4              Class B-1              Class B-2

   Break CDR                         9.155                  8.204                  7.570
   Cum Loss         77,013,649.71 (11.00%) 70,721,321.37 (10.10%)  66,221,236.92 (9.46%)
                   ----------------------------------------------------------------------




                   Maturity
                   -------------------------------------------------------------------------
                               Aa2 / AA / AA            A2 / A / A+            A3 / A- / A
                                   Class M-1              Class M-2              Class M-3

   Break CDR                          14.662                  9.728                  8.765
   Cum Loss          127,455,011.49 (18.21%) 94,616,016.81 (13.52%) 87,279,928.56 (12.47%)
                   -------------------------------------------------------------------------


                   ---------------------------------------------------------------------
                         Baa1 / BBB+ / A-      Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                Class M-4              Class B-1              Class B-2

   Break CDR                        7.935                  7.207                  6.804
   Cum Loss        80,668,567.39 (11.52%) 74,644,990.16 (10.66%) 71,210,801.33 (10.17%)
                   ---------------------------------------------------------------------


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Equity One 2004-2, Term
Prepared for Prudential
Assumptions
-----------

50% Loss Severity, 12 Months Lag, Servicer Advances                    100% PPC (Voluntary)
Fixed: 90 % PPC                                                        Fixed-22 HEP
Arm: 125% PPC                                                          Arm- 28CPR
                                                                       Defaults are on top of prepayments

---------------------------
Default: 3 CDR
---------------------------

Maturity                  Forward Libor                                        Forward Libor +100 bps
                          ----------------------------------------------       -----------------------------------------------

                               Baa1 / BBB / BBB+      Baa2 / BBB- / BBB              Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                       Class B-1              Class B-2                      Class B-1              Class B-2
Average Life                                3.09                   2.76                           3.31                   3.07
Mod Duration                               2.846                  2.519                          2.977                  2.728
Prcp Window                        May07 - Jun07          Jun06 - May07                  May07 - Dec07          May07 - Jul07
Prcp Write Down                     0.00 (0.00%)           0.00 (0.00%)                   0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss            34,872,485.89 (4.98%)  34,872,485.89 (4.98%)          34,877,219.95 (4.98%)  34,877,219.95 (4.98%)

                          ----------------------------------------------       -----------------------------------------------

Maturity                    Forward Libor +200 bps
                            -----------------------------------------------

                                  Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                          Class B-1              Class B-2
Average Life                                   3.73                   3.43
Mod Duration                                  3.236                  2.968
Prcp Window                           May07 - Jul08          May07 - Feb08
Prcp Write Down                        0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss               34,878,700.36 (4.98%)  34,878,700.36 (4.98%)

                            -----------------------------------------------

To Call                   Forward Libor                                        Forward Libor +100 bps
                          ----------------------------------------------       -----------------------------------------------

                               Baa1 / BBB / BBB+      Baa2 / BBB- / BBB              Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                       Class B-1              Class B-2                      Class B-1              Class B-2
Average Life                                3.09                   2.76                           3.31                   3.07
Mod Duration                               2.846                  2.519                          2.977                  2.728
Prcp Window                        May07 - Jun07          Jun06 - May07                  May07 - Dec07          May07 - Jul07
Prcp Write Down                     0.00 (0.00%)           0.00 (0.00%)                   0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss            30,266,616.19 (4.32%)  30,266,616.19 (4.32%)          30,269,726.29 (4.32%)  30,269,726.29 (4.32%)

                          ----------------------------------------------       -----------------------------------------------

To Call                     Forward Libor +200 bps
                            -----------------------------------------------

                                  Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                          Class B-1              Class B-2
Average Life                                   3.73                   3.43
Mod Duration                                  3.236                  2.968
Prcp Window                           May07 - Jul08          May07 - Feb08
Prcp Write Down                        0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss               30,270,657.68 (4.32%)  30,270,657.68 (4.32%)

                            -----------------------------------------------


---------------------------
Default: 4.5 CDR
---------------------------

Maturity                  Forward Libor                                        Forward Libor +100 bps
                          ----------------------------------------------       -----------------------------------------------

                               Baa1 / BBB / BBB+      Baa2 / BBB- / BBB              Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                       Class B-1              Class B-2                      Class B-1              Class B-2
Average Life                                3.61                   3.39                           4.03                   3.73
Mod Duration                               3.279                  3.041                          3.538                   3.24
Prcp Window                        Oct07 - Mar08          Sep07 - Oct07                  Sep07 - Jan09          Sep07 - Jul08
Prcp Write Down                     0.00 (0.00%)           0.00 (0.00%)                   0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss            50,127,113.74 (7.16%)  50,127,113.74 (7.16%)          50,133,597.20 (7.16%)  50,133,597.20 (7.16%)

                          ----------------------------------------------       -----------------------------------------------

Maturity                    Forward Libor +200 bps
                            -----------------------------------------------

                                  Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                          Class B-1              Class B-2
Average Life                                   5.47                   4.57
Mod Duration                                  4.442                  3.781
Prcp Window                           Feb08 - Mar11          Feb08 - Nov09
Prcp Write Down                        0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss               50,135,613.26 (7.16%)  50,135,613.26 (7.16%)

                            -----------------------------------------------


To Call                   Forward Libor                                        Forward Libor +100 bps
                          ----------------------------------------------       -----------------------------------------------

                               Baa1 / BBB / BBB+      Baa2 / BBB- / BBB              Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                       Class B-1              Class B-2                      Class B-1              Class B-2
Average Life                                3.61                   3.39                           4.03                   3.73
Mod Duration                               3.279                  3.041                          3.538                   3.24
Prcp Window                        Oct07 - Mar08          Sep07 - Oct07                  Sep07 - Jan09          Sep07 - Jul08
Prcp Write Down                     0.00 (0.00%)           0.00 (0.00%)                   0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss            43,498,898.79 (6.21%)  43,498,898.79 (6.21%)          43,502,954.23 (6.21%)  43,502,954.23 (6.21%)

                          ----------------------------------------------       -----------------------------------------------

To Call                     Forward Libor +200 bps
                            -----------------------------------------------

                                  Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                          Class B-1              Class B-2
Average Life                                   5.47                   4.57
Mod Duration                                  4.442                  3.781
Prcp Window                           Feb08 - Mar11          Feb08 - Nov09
Prcp Write Down                        0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss               43,504,163.94 (6.21%)  43,504,163.94 (6.21%)

                            -----------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Equity One 2004-2, Term
Prepared for Prudential
Assumptions
-----------
BASE SPEED
----------
Fixed: 90 % PPC                               100% PPC (Voluntary)
Arm: 125% PPC                                 Fixed-22 HEP
No Losses                                     Arm- 28CPR
Forward Libor                                 Defaults are on top of prepayments

                     Fixed: 90% PPC
                     Arm: 125% PPC
                     Trigger On
To Call              ----------------------------------------------------------------------------------------------

                                Aa2 / AA / AA            A2 / A / A+            A3 / A- / A       Baa1 / BBB+ / A-
                                    Class M-1              Class M-2              Class M-3              Class M-4
Average Life                             6.25                   7.95                   8.39                   8.47
Mod Duration                            5.238                  6.301                  6.551                  6.532
Mod Convexity                           0.330                  0.484                  0.526                  0.526
Prcp Window                     Sep09 - Jul11          Jul11 - Sep12          Sep12 - Sep12          Oct12 - Oct12

                     ----------------------------------------------------------------------------------------------



                  Fixed: 90% PPC
                  Arm: 125% PPC
                  Trigger Off
To Call           ----------------------------------------------------------------------------------------------

                             Aa2 / AA / AA            A2 / A / A+            A3 / A- / A       Baa1 / BBB+ / A-
                                 Class M-1              Class M-2              Class M-3              Class M-4
Average Life                           5.5                   5.46                   5.45                   5.48
Mod Duration                         4.626                  4.537                  4.515                  4.494
Mod Convexity                        0.283                  0.275                  0.273                  0.272
Prcp Window                  Jul07 - Sep12          Jun07 - Sep12          Jun07 - Sep12          Jun07 - Oct12

                  ----------------------------------------------------------------------------------------------

                Fixed: 90% PPC
                Arm: 125% PPC
                Trigger On
Maturity        ----------------------------------------------------------------------------------------------

                           Aa2 / AA / AA            A2 / A / A+            A3 / A- / A       Baa1 / BBB+ / A-
                               Class M-1              Class M-2              Class M-3              Class M-4
Average Life                        6.25                   8.03                   9.24                   9.81
Mod Duration                       5.238                  6.351                  7.067                  7.304
Mod Convexity                      0.330                  0.493                  0.617                  0.667
Prcp Window                Sep09 - Jul11          Jul11 - Apr13          Apr13 - Nov13          Nov13 - Jun14

                ----------------------------------------------------------------------------------------------

                Fixed: 90% PPC
                Arm: 125% PPC
                Trigger Off
Maturity        ----------------------------------------------------------------------------------------------

                           Aa2 / AA / AA            A2 / A / A+            A3 / A- / A       Baa1 / BBB+ / A-
                               Class M-1              Class M-2              Class M-3              Class M-4
Average Life                        6.13                   6.04                   5.97                   5.94
Mod Duration                       4.999                  4.865                   4.81                  4.753
Mod Convexity                      0.362                  0.342                  0.332                  0.323
Prcp Window                Jul07 - Sep20          Jun07 - Dec18          Jun07 - Mar17          Jun07 - Sep16

                ----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
25% INCREASE FROM BASE SPEED
                   Fixed: 112.5% PPC
                   Arm: 156.25% PPC
To Call            Trigger Off
                   ------------------------------------------------------------------------------------------------

                               Aa2 / AA / AA            A2 / A / A+            A3 / A- / A        Baa1 / BBB+ / A-
                                   Class M-1              Class M-2              Class M-3               Class M-4
Average Life                             4.8                   4.59                   4.53                    4.53
Mod Duration                           4.147                  3.927                  3.874                    3.84
Mod Convexity                          0.215                  0.198                  0.194                   0.193
Prcp Window                    Nov07 - Dec10          Aug07 - Dec10          Jul07 - Dec10           Jul07 - Jan11

                   ------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
25% DECREASE FROM BASE SPEED
                   Fixed: 67.5% PPC
                   Arm: 93.75% PPC
To Call            Trigger Off
                   ----------------------------------------------------------------------------------------------

                                Aa2 / AA / AA          A2 / A / A+            A3 / A- / A       Baa1 / BBB+ / A-
                                    Class M-1            Class M-2              Class M-3              Class M-4
Average Life                             7.19                 7.19                   7.19                   7.21
Mod Duration                            5.779                5.685                  5.662                  5.614
Mod Convexity                           0.450                0.438                  0.436                  0.430
Prcp Window                     Aug07 - Jun15        Aug07 - Jun15          Aug07 - Jun15          Aug07 - Jun15

                   ------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------



                     Fixed: 112.5% PPC
                     Arm: 156.25% PPC
Maturity             Trigger Off
                     ----------------------------------------------------------------------------------------------

                               Aa2 / AA / AA            A2 / A / A+            A3 / A- / A        Baa1 / BBB+ / A-
                                   Class M-1              Class M-2              Class M-3               Class M-4
Average Life                            5.34                   5.07                   4.97                    4.91
Mod Duration                            4.49                  4.234                   4.15                   4.083
Mod Convexity                          0.274                  0.249                  0.239                   0.231
Prcp Window                    Nov07 - Jul17          Aug07 - Feb16          Jul07 - Nov14           Jul07 - May14

                     ----------------------------------------------------------------------------------------------

                     Fixed: 67.5% PPC
                     Arm: 93.75% PPC
Maturity             Trigger Off
                     ----------------------------------------------------------------------------------------------

                                Aa2 / AA / AA            A2 / A / A+            A3 / A- / A       Baa1 / BBB+ / A-
                                    Class M-1              Class M-2              Class M-3              Class M-4
Average Life                             7.95                   7.87                    7.8                   7.77
Mod Duration                            6.155                  6.014                  5.957                  5.882
Mod Convexity                           0.553                  0.526                  0.512                  0.498
Prcp Window                     Aug07 - Jan25          Aug07 - Jan23          Aug07 - Jan21          Aug07 - May20

                     ----------------------------------------------------------------------------------------------


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.